Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

In connection with the Annual Report on Form 10-K of Northwest Oil & Gas Trading Company, Inc. (the “Company”) for the fiscal year ended May 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joachim Haas, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 16, 2019

/s/ Joachim Haas
Joachim Haas
President and Chief Executive Officer
(Principal Executive Officer)